united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2633

Date of fiscal year end: 4/30

Date of reporting period: 4/30/17

Item 1. Reports to Stockholders.

Toews Hedged Growth Allocation Fund
Toews Tactical Income Fund
(formerly Toews Hedged High Yield Bond Fund)
Toews Hedged Core W Fund
Toews Hedged Core L Fund
Toews Hedged Core S Fund
Toews Unconstrained Income Fund
Toews Tactical Defensive Alpha Fund

Annual Report
April 30, 2017

Investor Information: 1-877-558-6397

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholders,

Investing in equities and bonds has the potential to generate above-inflation returns for investors. Yet despite the many reasons for investing in these markets, financial assets remain vulnerable to infrequent but severe losses during bear market cycles. As a consequence, risk abatement strategies are ideal for investment in financial markets. The objective of our strategy is to provide investors with access to financial markets while seeking to reduce the risk of significant loss.

Our Strategy and Fund Performance

Our dynamic system enters and exits markets based entirely on asset price movements. When prices are rising, the system is fully invested in equities (or high yield bonds), and we attempt to replicate the target index of the fund. At every point during a rising market, our system maintains an exit point at some percentage below the market. As prices rise, the exit level “rolls up” at a rate that correlates roughly to the rate of the increase of index prices.

Once our system exits a market for a certain asset class, it remains out of that asset class as long as it is declining. Just as our hedging point slowly increases during rising markets, our point of re-entry adjusts lower as markets move lower. The longer declines last, the more likely it is that we will re-enter the market at a lower point than we exited. During severe declines, the re-entry point can be significantly lower than the exit price, creating a lower basis for gains. Because of our dynamic system, the use of derivatives has no impact on the performance of our funds.

Each exit out of the market creates a possible market underperformance event. If the system implements a full defensive position and the market reverses over the short term, the market re-entry point can be higher than the exit level. This can happen several days or several weeks after a defensive position is initiated. The greater the number of incidences of a defensive position during a period of time, the more vulnerable the system is to under-performance.

In other words, while our system attempts to reduce the risk of significant loss, there may be a cost to implementing this system which can be realized if the funds underperform their benchmarks. Ideal investors for our funds are those for whom loss avoidance is paramount.

During the one year period ended April 30, 2017, market performance varied and many of our funds trailed their benchmarks. For the same reasons that our strategy can be effective, it can trail benchmarks in the short-term. Many of our funds each saw several exits and re-entries into the markets during the past year. As a result of these short-term exits and re-entries, those funds trailed their benchmarks during the period.

During the year, many events created volatility for US and international markets. Global uncertainty over the US presidential election and the nation’s position as a force for stability in the world were a concern. The shock of the Brexit referendum (the United Kingdom’s decision to exit the European Union) and the unclear future of the EU, the European refugee crisis, choppy growth in China, the shifting role of Russia in its dealings with Syria and Iraq; all were worrisome factors. And not least of all, the Federal Reserve increasingly showed an inability to steer a secure path during this period. This volatility hindered the strategy of many of our funds to determine a direction. As often indicated, our funds tend to perform better in markets with a more definitive movement, either up or down. A sideways market challenges funds of our type.

Toews Hedged Core L, S, W, Toews Tactical Income and Toews Growth Allocation Funds each saw several short-term exits and re-entries during the past year due to market fluctuation. As a result of these short-term exits and re-entries, these funds trailed their benchmarks during the period. Significant portions of this period were spent in money market securities, then buying higher, selling lower, and/or missing any rally. Toews Tactical Income Fund also saw several exits and re-entries into the high yield bond market due to market fluctuation. As a result of these short-term exits and re-entries, this fund trailed its benchmark for the period but still returned a respectable 7.28% during the past year. Few “long only” High Yield Bond Funds did better than Toews Tactical Income Fund during this period. Toews Tactical Defensive Alpha Fund also trailed its benchmark, but earned 9.49% during the period due to its allocation to defensive stocks during periods of market loss. Conversely, Toews Unconstrained Income Fund has outperformed its benchmark due to bond selection and successful timing of the market entries and exits.

Toews Hedged Core Frontier Fund, Toews Hedged Core W Fund, Toews Hedged Core L Fund, Toews Hedged Core S Fund, Toews Hedged Growth Allocation Fund, and Toews Tactical Defensive Alpha Fund all use equity index futures contracts to execute their strategies. During this period, the futures contracts employed by the Toews Funds tracked their respective indices very closely. Equity index futures contracts are some of the most liquid and transparent derivatives in use today. These contracts are used because they have an excellent history of tracking the indices used in the strategies employed by the Toews Funds. Many factors contribute to the efficiency of tracking, not the least of which is “Index Arbitrage.” Index Arbitrage is an investment strategy that attempts to profit from the differences between actual and theoretical futures prices of the same stock index. This is done by simultaneously buying (or selling) a stock index future while selling (or buying) the stocks in that index. Toews does not engage in this practice but because other market participants do, it tends to ensure that the equity index futures contracts track the index very closely. Furthermore, these contracts may allow easier and cheaper executions. Although tactical strategies are not known for their tax efficiency, equity index futures contracts may be more tax efficient than other options for tactical managers.

One Year Performance as of 4-30-2017

Fund	Net Assets	Fund Performance	Benchmark Return	Benchmark
Toews Hedged Core W Fund	$47,027,071	0.58%	11.29%	MSCI EAFE Net (USD)
Toews Tactical Income Fund	$540,726,307	7.28%	13.52%	Merrill Lynch High Yield U.S. Corporates, Cash Pay
Toews Hedged Core L Fund	$40,831,628	6.75%	17.92%	S&P 500 TR
Toews Hedged Core S Fund	$61,905,174	0.43%	25.63% 20.46%	Russell 2000 Total Return S&P 400 TR
Toews Hedged Growth Allocation Fund	$21,684,940	3.33%	17.92%	S&P 500 TR
Toews Tactical Defensive Alpha Fund	$98,716,270	9.49%	17.92%	S&P 500 TR
Toews Unconstrained Income Fund	$109,075,881	5.90%	0.83%	Barclays Aggregate Bond Index

Our Outlook

Although the economy continues to have many challenges, we remain cautiously optimistic. The crucial advantage of our methodology is its ability to attempt to avoid the bulk of market declines. If this is achieved successfully, it creates an opportunity to buy near market lows and participate in rebounds. As a result, it may be possible to produce positive returns even when the market is losing money or moving sideways.

When secular bear markets occur, they include not just large drops, but sizable stock market rallies. During the Great Depression, the stock market was in various stages of decline from 1929 through 1942. Despite the decidedly negative bias of the market, the Dow Jones Industrial Average experienced 7 bull markets with returns producing average gains of 54%, lasting on average 7.5 months. Systems that successfully avoid big declines can provide decent returns for investors if they participate in even a portion of these robust market rallies.

For investors who wish to participate in long term, above inflation growth investments, the path to navigate these markets is straightforward but requires constant vigilance: 1) stay committed to equity markets, an asset class that may help protect investors against inflation; and 2) hedge your equity portfolios against losses. Both are pillars on which the Toews system is built.

We feel strongly that adding risk management strategies to portfolios in this environment is prudent and desirable.

We thank you for the confidence you have placed in us.

Warmest Regards,

Phillip R. Toews	Randall D. Schroeder	Jason Graffius
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

A derivative is a security with a price that is dependent upon or derived from one or more underlying assets.

“Long Only” investing is the buying of a security such as a stock, commodity, or currency, with the expectation that the asset will rise in value.

The MSCI Emerging Markets Index is an index used to measure equity market performance in global emerging markets.

The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada.

The Merrill Lynch High Yield U.S. Corporates Index is a commonly used benchmark for U.S. issued high yield corporate bonds.

The Russell 2000 Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks.

The S&P 400 Index is a stock market index that serves as a barometer for the U.S. mid-cap equities sector.

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. You cannot invest directly in an index.

The Barclays Aggregate Bond Index is an index used to represent U.S. traded investment grade bonds.

5401-NLD-05/23/2017

Toews Hedged Growth Allocation Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2017

Comparison of Change in Value of $10,000 Investment

Annualized Total Returns as of April 30, 2017

			Since
	1 Year	5 Year	Inception*
Toews Hedged Growth Allocation Fund	3.33%	3.93%	2.16%
S&P 500 Total Return Index	17.92%	13.68%	14.17%

*	Commencement of operations is August 2, 2010.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s Adviser has waived fees and/or reimbursed expenses over the periods shown above. The Fund’s total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, are 1.59% of average net assets, per the Fund’s prospectus dated August 29, 2016. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call (877) 558-6397.

PORTFOLIO ANALYSIS (Unaudited)

As of April 30, 2017

Percent of
Net Assets
Mutual Funds	19.8%
Municipal Bonds	18.5%
Variable Rate Bonds & Notes	5.5%
Cash and Other Assets Less Liabilities (1)	56.2%
100.0%

(1) Includes net unrealized appreciation on futures contracts.

Please refer to the Fund’s Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Toews Tactical Income Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2017

Comparison of Change in Value of $10,000 Investment

Annualized Total Returns as of April 30, 2017

			Since
	1 Year	5 Year	Inception*
Toews Tactical Income Fund	7.28%	5.50%	6.42%
BofA Merrill Lynch High Yield Cash Pay Index	13.52%	6.83%	8.18%

*	Commencement of operations is June 4, 2010.

The BofA Merrill Lynch High Yield Cash Pay Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s Adviser has waived fees and/or reimbursed expenses over the periods shown above. The Fund’s total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, are 1.49% of average net assets, per the Fund’s prospectus dated August 29, 2016. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call (877) 558-6397.

PORTFOLIO ANALYSIS (Unaudited)
As of April 30, 2017
Percent of
Net Assets
Mutual Funds	71.2%
Exchange Traded Funds	27.5%
Mortgage Notes	0.1%
Cash and Other Assets Less Liabilities	1.2%
100.0%

Please refer to the Fund’s Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Toews Hedged Core W Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2017

Comparison of Change in Value of $10,000 Investment

Annualized Total Returns as of April 30, 2017

			Since
	1 Year	5 Year	Inception*
Toews Hedged Core W Fund	0.58%	2.45%	(1.37)%
The MSCI EAFE Index	11.29%	6.78%	7.52%

*	Commencement of operations is June 4, 2010.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s Adviser has waived fees and/or reimbursed expenses over the periods shown above. The Fund’s total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, are 1.42% of average net assets, per the Fund’s prospectus dated August 29, 2016. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call (877) 558-6397.

PORTFOLIO ANALYSIS (Unaudited)

As of April 30, 2017

Percent of
Net Assets
Municipal Bonds	25.2%
Variable Rate Bonds & Notes	6.1%
Cash and Other Assets Less Liabilities (1)	68.7%
100.0%

(1) Includes net unrealized appreciation on futures contracts.

Please refer to the Fund’s Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Toews Hedged Core L Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2017

Comparison of Change in Value of $10,000 Investment

 Annualized Total Returns as of April 30, 2017

			Since
	1 Year	5 Year	Inception*
Toews Hedged Core L Fund	6.75%	4.95%	4.63%
S&P 500 Total Return Index	17.92%	13.68%	14.78%

*	Commencement of operations is June 4, 2010.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s Adviser has waived fees and/or reimbursed expenses over the periods shown above. The Fund’s total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, are 1.48% of average net assets, per the Fund’s prospectus dated August 29, 2016. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call (877) 558-6397.

PORTFOLIO ANALYSIS (Unaudited)

As of April 30, 2017

Percent of
Net Assets
Municipal Bonds	24.6%
Variable Rate Bonds & Notes	8.9%
Cash and Other Assets Less Liabilities (1)	66.5%
100.0%

(1) Includes net unrealized appreciation on futures contracts.

Please refer to the Fund’s Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Toews Hedged Core S Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2017

Comparison of Change in Value of $10,000 Investment

Annualized Total Returns as of April 30, 2017

			Since
	1 Year	5 Year	Inception*
Toews Hedged Core S Fund	0.43%	2.77%	2.74%
Russell 2000 Total Return Index	25.63%	12.95%	13.72%

*	Commencement of operations is June 4, 2010.

The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s Adviser has waived fees and/or reimbursed expenses over the periods shown above. The Fund’s total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, are 1.40% of average net assets of average net assets, per the Fund’s prospectus dated August 29, 2016. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call (877) 558-6397.

PORTFOLIO ANALYSIS (Unaudited)

As of April 30, 2017

Percent of
Net Assets
Municipal Bonds	28.4%
Variable Rate Bonds & Notes	6.6%
Cash and Other Assets Less Liabilities (1)	65.0%
100.0%

(1) Includes net unrealized appreciation on futures contracts.

Please refer to the Fund’s Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Toews Unconstrained Income Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2017

Comparison of Change in Value of $10,000 Investment

Annualized Total Returns as of April 30, 2017

		Since
	1 Year	Inception*
Toews Unconstrained Income Fund	5.90%	3.57%
Bloomberg Barclays Aggregate Bond Index	0.83%	3.20%

*	Commencement of operations is August 28, 2013.

The Bloomberg Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s Adviser has waived fees and/or reimbursed expenses over the periods shown above. The Fund’s total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, are 1.52% of average net assets of average net assets, per the Fund’s prospectus dated August 29, 2016. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call (877) 558-6397.

PORTFOLIO ANALYSIS (Unaudited)
As of April 30, 2017
Percent of
Net Assets
Mutual Funds	43.8%
Exchange Traded Funds	50.7%
Mortgage Notes	5.0%
Cash and Other Assets Less Liabilities	0.5%
100.0%

Please refer to the Fund’s Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Toews Tactical Defensive Alpha Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2017

Comparison of Change in Value of $10,000 Investment

Annualized Total Returns as of April 30, 2017

		Since
	1 Year	Inception*
Toews Tactical Defensive Alpha Fund	9.49%	15.26%
S&P 500 Total Return Index	17.92%	19.39%

*	Commencement of operations is January 7, 2016.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s Adviser has waived fees and/or reimbursed expenses over the period shown above. The Fund’s total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, are 1.37% of average net assets of average net assets, per the Fund’s prospectus dated August 29, 2016. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call (877) 558-6397.

PORTFOLIO ANALYSIS (Unaudited)

As of April 30, 2017

Percent of
Net Assets
Cash and Other Assets Less Liabilities (1)	100.0%
100.0%

(1) Includes net unrealized appreciation on futures contracts.

Please refer to the Fund’s Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Toews Hedged Growth Allocation Fund
Portfolio of Investments
April 30, 2017

Shares		Fair Value
	MUTUAL FUNDS - 19.8%
	DEBT FUNDS - 19.8%
2	Aberdeen Global High Income Fund - Class I	$15
29,444	American Century High-Yield Fund - Institutional Class	169,891
2	American High-Income Trust - Class R-6	21
260,946	BlackRock High Yield Portfolio - Institutional Class	2,030,162
932	BMO Monegy High Yield Fund - Class I	8,925
2	Dreyfus High Yield Fund - Class I	15
2	Eaton Vance Income Fund of Boston - Class I	13
2	First Investors Fund for Income - Institutional Class	5
2	Hartford High Yield Fund - Class Y	13
2	JPMorgan High Yield Fund - Select Class	12
7,167	Loomis Sayles High Income Fund - Class Y	30,818
2	Lord Abbett High Yield Fund - Class I	16
2,371	Manning & Napier Fund, Inc. - High Yield Bond Series - Class I	21,121
10,818	Nuveen High Income Bond Fund - Class I	85,678
2	Payden High Income Fund - Institutional Class	15
129,861	PIMCO High Yield Fund - Institutional Class	1,164,852
86,173	Principal High Yield Fund - Institutional Class	639,407
8,030	Putnam High Yield Advantage - Class Y	49,784
11,251	RidgeWorth Seix High Yield Fund - Institutional Class	94,620
2	SSgA High Yield Bond Fund - Class K	15
2	TIAA-CREF High Yield Fund - Institutional Class	24
2	Transamerica High Yield Bond - Class I	21
	TOTAL MUTUAL FUNDS (Cost - $4,270,379)	4,295,443

Principal
	VARIABLE RATE BONDS & NOTES - 5.5% (a)(b)
	AUTO PARTS & EQUIPMENT - 0.7%
$150,000	Bob Sumerel Tire Co., 1.07%, 4/1/19	150,000

	COMMERCIAL SERVICES - 1.6%
240,000	Allen Temple African Methodist Episcopal Church, 1.07%, 7/1/22	240,000
100,000	Science & Technology Campus Corp., 1.07%, 11/1/20	100,000
		340,000

	RETAIL - 3.2%
695,000	Central States Supply Co., Inc., 1.02%, 8/1/23	695,000

	TOTAL VARIABLE RATE BONDS & NOTES (Cost - $1,185,000)	1,185,000

	MUNICIPAL BONDS - 18.5% (a)(b)
	ILLINOIS - 8.6%
600,000	Illinois Finance Authority, 0.97%, 6/1/43	600,000
1,260,000	Will-Kankakee Regional Development Authority, 0.96%, 8/1/36	1,260,000
		1,860,000
	KENTUCKY - 1.1%
240,000	City of Fort Wright, KY, 1.07%, 6/1/19	240,000

	MICHIGAN - 8.8%
375,000	Michigan State Strategic Fund, 0.95%, 10/1/27	375,000
675,000	Michigan State Strategic Fund, 0.96%, 4/1/31	675,000
565,000	Michigan State Strategic Fund, 0.96%, 12/1/31	565,000
295,000	Michigan State Strategic Fund, 0.98%, 11/1/22	295,000
		1,910,000

	TOTAL MUNICIPAL BONDS (Cost - $4,010,000)	4,010,000

	TOTAL INVESTMENTS - 43.8% (Cost - $9,465,379)(c)	$9,490,443
	CASH AND OTHER ASSETS LESS LIABILITIES - 56.2%	12,194,497
	NET ASSETS - 100.0%	$21,684,940

See accompanying notes to financial statements.

Toews Hedged Growth Allocation Fund
Portfolio of Investments (Continued)
April 30, 2017

Number of Contracts		Unrealized Appreciation
	FUTURES CONTRACTS
69	MSCI EAFE Index E-Mini, June 2017	$280,928
11	Nasdaq 100 E-Mini, June 2017	39,850
45	Russell 2000 E-Mini, June 2017	90,091
25	S&P 500 E-Mini, June 2017	10,940
18	S&P Midcap 400 E-Mini, June 2017	28,812
	TOTAL FUTURES CONTRACTS	$450,621
	(Underlying Notional Amount $16,755,845)

(a)	Variable rate securities. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(b)	Valuation is based on observable inputs/similar securities. The aggregate value of such securities is 24% of net assets and they have been fair valued under procedures adopted by the Trust’s Board of Trustees.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $9,465,379 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$25,064
Unrealized depreciation:	—
Net unrealized appreciation:	$25,064

See accompanying notes to financial statements.

Toews Tactical Income Fund
Portfolio of Investments
April 30, 2017

Shares		Fair Value
	MUTUAL FUNDS - 71.2%
	DEBT FUNDS - 71.2%
2	Aberdeen Global High Income Fund - Class I	$14
3,045,328	American Century High Yield Fund - Institutional Class	17,571,545
2	American High-Income Trust - Class R-6	24
19,321,101	BlackRock High Yield Portfolio - Institutional Class	150,318,164
30,456	BMO Monegy High Yield Fund - Class I	291,771
2	Dreyfus High Yield Fund - Class I	12
2	Eaton Vance Income Fund of Boston - Class I	9
2	First Investors Fund for Income - Institutional Class	5
3	Hartford High Yield Fund - Class Y	18
2	JPMorgan High Yield Fund - Select Class	13
741,102	Loomis Sayles High Income Fund - Class Y	3,186,740
2	Lord Abbett High Yield Fund - Class I	15
245,012	Manning & Napier Fund, Inc. - High Yield Bond Series - Class I	2,183,058
1,118,552	Nuveen High Income Bond Fund - Class I	8,858,931
2	Payden High Income Fund - Institutional Class	14
13,506,551	PIMCO High Yield Fund - Institutional Class	121,153,762
8,913,154	Principal High Yield Fund - Institutional Class	66,135,606
830,544	Putnam High Yield Advantage Fund - Class Y	5,149,372
1,163,557	RidgeWorth Seix High Yield Fund - Institutional Class	9,785,512
2	SSgA High Yield Bond Fund - Class K	15
2	TIAA-CREF High Yield Fund - Institutional Class	21
2	Transamerica High Yield Bond - Class I	23
	TOTAL MUTUAL FUNDS (Cost - $382,333,281)	384,634,644

	EXCHANGE TRADED FUNDS - 27.5%
	DEBT FUNDS - 27.5%
843,000	iShares iBoxx $ High Yield Corporate Bond ETF	74,285,160
2,006,500	SPDR Bloomberg Barclays High Yield Bond ETF	74,521,410
	TOTAL EXCHANGE TRADED FUNDS (Cost - $148,068,229)	148,806,570

Principal
	MORTGAGE NOTES - 0.1% (a)
$504,222	Aristone Realty Capital, 12.00%, due 8/1/18 - Property located in New York (c)	504,222
	TOTAL MORTGAGE NOTES (Cost - $504,222)

	TOTAL INVESTMENTS - 98.8% (Cost - $530,905,732) (b)	$533,945,436
	CASH AND OTHER ASSETS LESS LIABILITIES - 1.2%	6,780,871
	NET ASSETS - 100.0%	$540,726,307

ETF - Exchange Traded Fund

(a)	The aggregate value of such securities is 0.1% of net assets and they have been fair valued under procedures adopted by the Trust’s Board of Trustees.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $531,044,751 and differs from fair value by net unrealized appreciation of securities as follows:

Unrealized appreciation:	$2,900,685
Unrealized depreciation:	—
Net unrealized appreciation:	$2,900,685

(c)	The Fund has unfunded commitments on the below investment. The commitments will be funded when called through current assets at that time.

Aristone Realty Capital, 12.00%, due 8/1/18 - Property located in New York	$245,778

See accompanying notes to financial statements.

Toews Hedged Core W Fund
Portfolio of Investments
April 30, 2017

Principal		Fair Value
	VARIABLE RATE BONDS & NOTES - 6.1% (a)(b)
	AUTO PARTS & EQUIPMENT - 0.1%
$60,000	Bob Sumerel Tire Co., 1.07%, 4/1/19	$60,000

	COMMERCIAL SERVICES - 2.0%
35,000	Allen Temple African Methodist Episcopal Church, 1.07%, 7/1/22	35,000
303,000	Forward Corp., 1.02%, 12/1/30	303,000
595,000	Neighborhood Properties, Inc., 1.07%, 9/1/23	595,000
		933,000
	DIVERSIFIED FINANCIAL SERVICES - 2.4%
178,000	Northeast Christian Church, Inc., 1.02%, 1/1/18	178,000
718,000	R&R Investments LLC, 1.02%, 10/1/36	718,000
225,000	Tile Shop of Michigan LLC, 1.07%, 4/1/28	225,000
		1,121,000
	REAL ESTATE - 1.6%
745,000	Camargo Manor Real Estate Holding Co. LLC, 1.07%, 12/1/30	745,000

	TOTAL VARIABLE RATE BONDS & NOTES (Cost - $2,859,000)	2,859,000

	MUNICIPAL BONDS - 25.2% (a)(b)
	FLORIDA - 7.5%
1,525,000	Town of Davie, FL, 0.89%, 11/1/27	1,525,000
2,025,000	Volusia County Industrial Development Authority, 0.90%, 6/1/34	2,025,000
		3,550,000
	GEORGIA - 1.1%
500,000	DeKalb County Development Authority, 0.90%, 11/1/22	500,000

	ILLINOIS - 0.8%
395,000	Chicago Heights, 0.92%, 12/1/18	395,000

	INDIANA - 2.0%
371,000	Fort Wayne, 0.90%, 9/1/23	371,000
575,000	Indiana State Finance Authority, 0.89%, 9/1/31	575,000
		946,000
	KENTUCKY - 1.0%
435,000	City of Georgetown, KY, 0.88%, 11/15/29	435,000

	MICHIGAN - 12.8%
725,000	Genesee County Economic Development Corp/MI, 0.90%, 4/1/30	725,000
5,310,000	Michigan State Strategic Fund, 0.89%, 3/1/37	5,310,000
		6,035,000

	TOTAL MUNICIPAL BONDS (Cost - $11,861,000)	$11,861,000

	TOTAL INVESTMENTS - 31.3% (Cost - $14,720,000) (c)	$14,720,000
	CASH AND OTHER ASSETS LESS LIABILITIES - 68.7%	32,307,071
	NET ASSETS - 100.0%	$47,027,071

Number of Contracts		Unrealized Appreciation
	FUTURES CONTRACTS
517	MSCI EAFE Index E-mini, June 2017	$2,107,431
	(Underlying Notional Amount $47,145,230)

(a)	Variable rate securities. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(b)	Valuation is based on observable inputs/similar securities. The aggregate value of such securities is 31.3% of net assets and they have been fair valued under procedures adopted by the Trust’s Board of Trustees.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is the same and does not differ from fair value.

See accompanying notes to financial statements.

Toews Hedged Core L Fund
Portfolio of Investments
April 30, 2017

Principal		Fair Value
	VARIABLE RATE BONDS & NOTES - 8.9% (a)(b)
	COMMERCIAL SERVICES - 1.4%
$590,000	Allen Temple African Methodist Episcopal Church, 1.07%, 7/1/22	$590,000

	DIVERSIFIED FINANCIAL SERVICES - 4.3%
342,450	Lifepoint Church Indy, Inc., 1.07%, 1/1/57	342,450
1,416,000	Reynolds Road Fitness Center, Inc., 1.07%, 1/1/19	1,416,000
		1,758,450
	HEALTHCARE - SERVICES - 0.9%
380,000	New Lexington Clinic PSC, 1.07%, 12/1/27	380,000

	REAL ESTATE - 2.3%
925,000	Carew Realty, Inc., 1.02%, 5/1/37	925,000

	TOTAL VARIABLE RATE BONDS & NOTES (Cost - $3,653,450)	3,653,450

	MUNICIPAL BONDS - 24.6% (a)(b)
	INDIANA - 2.5%
1,000,000	Indiana Finance Authority, 0.89%, 12/1/28	1,000,000

	MICHIGAN - 10.8%
1,900,000	Michigan Strategic Fund, 0.89%, 4/1/35	1,900,000
1,465,000	Michigan Strategic Fund, 0.91%, 3/1/36	1,465,000
1,065,000	Oakland County Economic Development Corp., 0.88%, 12/1/25	1,065,000
		4,430,000
	OHIO - 11.3%
130,000	County of Franklin, OH, 0.89%, 4/1/22	130,000
455,000	Highland County Joint Township Hospital District, 0.89%, 8/1/24	455,000
3,035,000	Mark Milford Hicksville Joint Township Hospital District, 0.89%, 12/1/37	3,035,000
995,000	Township of Harrison, OH, 0.88%, 12/1/24	995,000
		4,615,000

	TOTAL MUNICIPAL BONDS (Cost - $10,045,000)	10,045,000

	TOTAL INVESTMENTS - 33.5% (Cost - $13,698,450) (c)	$13,698,450
	CASH AND OTHER ASSETS LESS LIABILITIES - 66.5%	27,133,178
	NET ASSETS - 100.0%	$40,831,628

Number of Contracts		Unrealized Appreciation
	FUTURES CONTRACTS
112	Nasdaq 100 E-Mini June 2017	$405,739
241	S&P 500 E-Mini Future June 2017	105,449
	TOTAL FUTURES CONTRACTS	$511,188
	(Underlying Notional Amount $41,185,345)

(a)	Variable rate securities. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(b)	Valuation is based on observable inputs/similar securities. The aggregate value of such securities is 33.5% of net assets and they have been fair valued under procedures adopted by the Trust’s Board of Trustees.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is the same and does not differ from fair value.

See accompanying notes to financial statements.

Toews Hedged Core S Fund
Portfolio of Investments
April 30, 2017

Principal		Fair Value
	VARIABLE RATE BONDS & NOTES - 6.6% (a)(b)
	DIVERSIFIED FINANCIAL SERVICES - 5.0%
$400,000	Fornell Associates LLC, 1.07%, 7/1/23	$400,000
200,000	LRC Meadows Investors LLC, 1.02%, 12/1/34	200,000
2,490,000	RDV Finance LLC, 1.02%, 10/1/39	2,490,000
		3,090,000
	LEISURE TIME - 0.7%
440,000	Mount Lookout Swim Club, Inc., 1.07%, 11/1/21	440,000

	REAL ESTATE - 0.9%
528,000	Camargo Manor Real Estate Holding Co. LLC, 1.07%, 12/1/30	528,000

	TOTAL VARIABLE RATE BONDS & NOTES (Cost - $4,058,000)	4,058,000

	MUNICIPAL BONDS - 28.4% (a)(b)
	FLORIDA - 2.9%
1,800,000	Volusia County Industrial Development Authority, 0.90%, 6/1/34	1,800,000

	INDIANA - 4.2%
2,630,000	Indiana Finance Authority, 0.89%, 9/1/31	2,630,000

	KENTUCKY - 0.8%
485,000	Louisville/Jefferson County Metropolitan Government, 0.89%, 7/1/23	485,000

	MICHIGAN - 5.8%
1,300,000	Michigan Finance Authority, 0.88%, 12/1/32	1,300,000
860,000	Michigan Public Educational Facilities Authority, 0.89%, 10/1/35	860,000
100,000	Michigan Strategic Fund, 0.92%, 11/1/24	100,000
1,325,000	Michigan Strategic Fund, 0.92%, 9/1/25	1,325,000
		3,585,000
	OHIO - 7.5%
300,000	County of Hamilton, OH, 0.89%, 4/1/20	300,000
680,000	County of Hamilton, OH, 0.89%, 11/1/23	680,000
292,000	County of Hamilton, OH, 0.89%, 9/1/25	292,000
3,265,000	County of Hamilton, OH Parking System Revenue, 0.88%, 12/1/26	3,265,000
130,000	Toledo-Lucas County Port Authority, 0.89%, 1/1/25	130,000
		4,667,000
	SOUTH CAROLINA - 7.2%
1,000,000	County of Berkeley, SC, 0.85%, 4/1/31	1,000,000
3,430,000	South Carolina Jobs-Economic Development Authority, 0.88%, 2/1/28	3,430,000
		4,430,000

	TOTAL MUNICIPAL BONDS (Cost - $17,597,000)	17,597,000

	TOTAL INVESTMENTS - 35.0% (Cost - $21,655,000) (c)	$21,655,000
	CASH AND OTHER ASSETS LESS LIABILITIES - 65.0%	40,250,174
	NET ASSETS - 100.0%	$61,905,174

Number of Contracts		Unrealized Appreciation
	FUTURES CONTRACTS
449	Russell 2000 Mini June 2017	$903,963
180	S&P Mid 400 E-Mini June 2017	288,153
	TOTAL FUTURES CONTRACTS	$1,192,116
	(Underlying Notional Amount $62,534,080)

(a)	Variable rate securities. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(b)	Valuation is based on observable inputs/similar securities. The aggregate value of such securities is 35% of net assets and they have been fair valued under procedures adopted by the Trust’s Board of Trustees.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is the same and does not differ from fair value.

See accompanying notes to financial statements.

Toews Unconstrained Income Fund
Portfolio of Investments
April 30, 2017

Shares		Fair Value
	MUTUAL FUNDS - 43.8%
	DEBT FUNDS - 43.8%
2	Aberdeen Global High Income Fund - Class I	$17
258,565	American Century High-Yield Fund - Institutional Class	1,491,920
2	American High-Income Trust - Class R-6	22
2,368,441	BlackRock High Yield Portfolio - Institutional Shares	18,426,474
8,152	BMO Monegy High Yield Fund - Class I	78,096
2	Dreyfus High Yield Fund - Class I	13
2	Eaton Vance Income Fund of Boston - Class I	9
2	First Investors Fund for Income - Institutional Class	6
2	Hartford High Yield Fund - Class Y	13
2	JPMorgan High Yield Fund - Select Class	15
62,924	Loomis Sayles High Income Fund - Class Y	270,575
2	Lord Abbett High Yield Fund - Class I	12
20,804	Manning & Napier Fund, Inc. - High Yield Bond Series - Class I	185,366
94,974	Nuveen High Income Bond Fund - Class I	752,192
2	Payden High Income Fund - Institutional Class	16
2,088,460	PIMCO High Yield Fund - Institutional Class	18,733,482
756,774	Principal High Yield Fund - Institutional Class	5,615,259
70,517	Putnam High Yield Advantage - Class Y	437,208
98,794	RidgeWorth Seix High Yield Fund - Institutional Class	830,853
2	SSgA High Yield Bond Fund - Class K	18
2	TIAA-CREF High Yield Fund - Institutional Class	16
2	Transamerica High Yield Bond - Institutional Class	23
20,392	Vanguard Inflation-Protected Securities Fund - Investor Class	528,558
3	Vanguard Short-Term Bond Index Fund - Institutional Class	31
43,249	Vanguard Total Bond Market Index Fund - Institutional Class	464,494
	TOTAL MUTUAL FUNDS (Cost - $47,542,937)	47,814,688

	EXCHANGE TRADED FUNDS - 50.7%
	DEBT FUNDS - 48.6%
116,800	iShares Core U.S. Aggregate Bond ETF	12,760,400
9,200	iShares iBoxx $ High Yield Corporate Bond ETF	810,704
221,800	iShares TIPS Bond ETF	25,509,218
31,300	SPDR Bloomberg Barclays High Yield Bond ETF	1,162,482
156,700	Vanguard Short-Term Bond ETF	12,778,885
	TOTAL DEBT FUNDS (Cost - $52,728,549)	53,021,689

	EQUITY FUNDS - 2.1%
29,900.00	VelocityShares Daily Inverse VIX Short-Term ETN *	2,245,191
	TOTAL EQUITY FUNDS (Cost - $787,815)

	TOTAL EXCHANGE TRADED FUNDS (Cost - $53,516,364)	55,266,880
Principal
	MORTGAGE NOTES - 5.0% (a)
$750,267	Aristone Realty Capital, 24.00%, due 9/1/16 - Property located in New York (b)	667,738
1,530,000	Aristone Realty Capital, 12.00%, due 4/3/17 - Property located in New York (b)	1,514,700
1,800,000	Aristone Realty Capital, 12.50%, due 5/19/17 - Property located in New York (b)	1,800,000
794,234	Aristone Realty Capital, 12.00%, due 1/15/18 - Property located in New York (d)	794,234
672,296	Aristone Realty Capital, 12.00%, due 8/1/18 - Property located in New York (d)	672,296
	TOTAL MORTGAGE NOTES (Cost - $5,546,798)	5,448,968

	TOTAL INVESTMENTS - 99.5% (Cost - $106,606,099)(c)	$108,530,536
	CASH AND OTHER ASSETS LESS LIABILITIES - 0.5%	545,345
	NET ASSETS - 100.0%	$109,075,881

See accompanying notes to financial statements.

Toews Unconstrained Income Fund
Portfolio of Investments (Continued)
April 30, 2017

*	Non-income producing security.

ETF - Exchange Traded Fund

ETN - Exchange Traded Notes

TIPS - Treasury Inflation-Protected Security

(a)	Valuation is based on observable inputs/similar securities. The aggregate value of such securities is 5.0% of net assets and they have been fair valued under procedures adopted by the Trust’s Board of Trustees.

(b)	Non-income producing security; security is in default.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $106,618,369 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,023,689
Unrealized depreciation:	(111,522)
Net unrealized appreciation:	$1,912,167

(d)	The Fund has unfunded commitments on the below investments. The commitments will be funded when called through current assets at that time.

Aristone Realty Capital, 12.00%, due 8/1/18 - Property located in New York	$327,704
Aristone Realty Capital, 12.00%, due 1/15/18 - Property located in New York	155,766
$483,470

See accompanying notes to financial statements.

Toews Tactical Defensive Alpha Fund
Portfolio of Investments
April 30, 2017

		Fair Value

	TOTAL INVESTMENTS - 0.0% (Cost - $0)	$—
	CASH AND OTHER ASSETS LESS LIABILITIES - 100.0%	98,781,410
	NET ASSETS - 100.0%	$98,716,270

Number of Contracts		Unrealized Appreciation
	FUTURES CONTRACTS
325	MINI MSCI EAFE Index E-mini, June 2017	$1,294,358
54	Nasdaq 100 E-Mini, June 2017	191,690
354	Russell 2000 E-Mini, June 2017	709,328
116	S&P 500 E-Mini, June 2017	53,160
144	S&P Mid 400 E-Mini, June 2017	228,820
	TOTAL FUTURES CONTRACTS	$2,477,356
	(Underlying Notional Amount $99,134,270)

See accompanying notes to financial statements.

Toews Funds
Statements of Assets and Liabilities
April 30, 2017

	Toews Hedged	Toews Tactical	Toews Hedged
	Growth Allocation	Income	Core W
	Fund	Fund	Fund
ASSETS:
Investments, at cost	$9,465,379	$530,905,732	$14,720,000
Investments, at fair value	$9,490,443	$533,945,436	$14,720,000
Cash and cash equivalents	10,702,868	—	28,075,041
Cash deposit with broker - futures margin balance	1,048,134	—	2,219,376
Receivable for securities sold	—	6,282,480	—
Unrealized appreciation from futures contracts	450,621	—	2,107,431
Dividends and interest receivable	16,766	1,499,549	6,191
Receivable for Fund shares sold	13,118	811,881	18,268
Prepaid expenses and other assets	13,975	21,981	16,582
Total Assets	21,735,925	542,561,327	47,162,889

LIABILITIES:
Due to custodian	—	1,024,600	—
Accrued advisory fees	9,111	442,692	30,020
Payable for Fund shares redeemed	13,356	264,717	52,890
Payable to related parties	3,333	54,071	16,525
Accrued expenses and other liabilities	25,185	48,940	36,383
Total Liabilities	50,985	1,835,020	135,818

Net Assets	$21,684,940	$540,726,307	$47,027,071

NET ASSETS CONSIST OF:
Paid in capital	$22,913,940	$520,426,623	$52,404,018
Accumulated net investment income (loss)	—	115,698	(111,868)
Accumulated net realized gain (loss) on investments and futures contracts	(1,704,685)	17,144,282	(7,372,510)
Net unrealized appreciation on investments and futures contracts	475,685	3,039,704	2,107,431
Net Assets	$21,684,940	$540,726,307	$47,027,071

Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,180,794	47,726,221	5,442,704
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share	$9.94	$11.33	$8.64

See accompanying notes to financial statements.

Toews Funds
Statements of Assets and Liabilities (Continued)
April 30, 2017

	Toews Hedged	Toews Hedged	Toews	Toews
	Core L	Core S	Unconstrained Income	Tactical Defensive
	Fund	Fund	Fund	Alpha Fund
ASSETS:
Investments, at cost	$13,698,450	$21,655,000	$106,606,099	$—
Investments, at fair value	$13,698,450	$21,655,000	$108,530,536	$—
Cash and cash equivalents	23,798,760	35,027,714	—	90,735,668
Cash deposit with broker - futures margin balance	2,899,129	4,148,105	—	5,661,363
Receivable for securities sold	—	—	674,780
Unrealized appreciation from futures contracts	511,188	1,192,116	—	2,477,356
Dividends and interest receivable	5,397	8,756	283,069	538
Receivable for Fund shares sold	14,920	31,148	59,001	40,962
Prepaid expenses and other assets	17,306	18,530	24,223	19,249
Total Assets	40,945,150	62,081,369	109,571,609	98,935,136

LIABILITIES:
Due to custodian	—	—	57,069	—
Accrued advisory fees	44,296	75,294	86,379	85,817
Payable for securities purchased	—	—	233,774	—
Payable for Fund shares redeemed	34,201	66,857	73,386	104,791
Payable to related parties	11,755	7,049	7,481	(2,348)
Accrued expenses and other liabilities	23,270	26,995	37,639	30,606
Total Liabilities	113,522	176,195	495,728	218,866

Net Assets	$40,831,628	$61,905,174	$109,075,881	$98,716,270

NET ASSETS CONSIST OF:
Paid in capital	$49,414,679	$75,968,249	$105,156,101	$91,524,984
Accumulated net investment income (loss)	(97,619)	(148,672)	22,765	—
Accumulated net realized gain (loss) on investments and futures contracts	(8,996,620)	(15,106,519)	1,972,578	4,713,930
Net unrealized appreciation (depreciation) on investments and futures contracts	511,188	1,192,116	1,924,437	2,477,356
Net Assets	$40,831,628	$61,905,174	$109,075,881	$98,716,270

Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,101,629	6,667,097	10,438,917	8,467,061
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share	$9.96	$9.29	$10.45	$11.66

See accompanying notes to financial statements.

Toews Funds
Statements of Operations
For the Year Ended April 30, 2017

	Toews Hedged	Toews Tactical	Toews Hedged
	Growth Allocation	Income	Core W
	Fund	Fund	Fund
Investment Income:
Interest income	$65,357	$317,190	$207,039
Dividend income	208,206	20,979,298	—
Total Investment Income	273,563	21,296,488	207,039

Operating Expenses:
Investment advisory fees	208,955	4,353,023	560,543
Administration fees	14,127	264,348	41,472
Registration fees	20,053	20,053	20,007
Fund accounting fees	4,958	110,832	17,555
Legal Fees	6,206	17,936	9,116
Transfer agent fees	4,842	38,585	9,803
Audit and Tax Fees	19,041	20,789	19,041
Non 12b-1 shareholder servicing fees	16,089	280,345	61,668
Printing expenses	5,548	42,256	9,381
Compliance officer fees	13,900	23,864	6,154
Trustees’ fees	11,142	11,508	10,392
Insurance expenses	502	7,869	2,981
Miscellaneous expenses	1,159	7,066	3,492
Total Operating Expenses	326,522	5,198,474	771,605

Less: Expenses waived and/or reimbursed by Adviser	(66,323)	—	(72,455)
Add: Expenses recaptured by Adviser	—	273,814	—
Net Operating Expenses	260,199	5,472,288	699,150

Net Investment Income (Loss)	13,364	15,824,200	(492,111)

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain (loss) on:
Investments	290,633	22,838,922	—
Futures contracts	505,920	—	(1,302,897)
Distributions of capital gains from underlying investment companies	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(144,310)	(8,744,475)	—
Futures contracts	(47,675)	—	596,846
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	604,568	14,094,447	(706,051)

Net Increase (Decrease) in Net Assets Resulting From Operations	$617,932	$29,918,647	$(1,198,162)

See accompanying notes to financial statements.

Toews Funds
Statements of Operations (Continued)
For the Year Ended April 30, 2017

	Toews Hedged	Toews Hedged	Toews	Toews
	Core L	Core S	Unconstrained Income	Tactical Defensive
	Fund	Fund	Fund	Alpha Fund
Investment Income:
Interest income	$181,306	$269,456	$652,222	$154,036
Dividend income	—	—	3,119,891	312,199
Total Investment Income	181,306	269,456	3,772,113	466,235

Operating Expenses:
Investment advisory fees	489,770	741,401	1,079,453	729,604
Administration fees	31,306	48,049	67,976	40,863
Registration fees	21,305	17,719	20,108	20,396
Fund accounting fees	9,100	15,207	25,074	15,473
Legal Fees	6,518	8,458	14,862	11,945
Transfer agent fees	4,514	7,689	13,289	7,172
Audit and Tax Fees	18,038	21,548	14,969	19,376
Non 12b-1 shareholder servicing fees	38,221	59,920	82,190	52,755
Printing expenses	8,789	9,035	12,056	7,855
Compliance officer fees	5,288	5,023	8,524	3,298
Trustees’ fees	10,025	10,519	22,156	12,997
Insurance expenses	1,543	2,082	2,006	1,948
Miscellaneous expenses	1,602	1,600	6,148	4,656
Total Operating Expenses	646,019	948,250	1,368,811	928,338

Less: Expenses waived by Adviser	(36,590)	(25,538)	(21,954)	(15,558)
Net Operating Expenses	609,429	922,712	1,346,857	912,780

Net Investment Income (Loss)	(428,123)	(653,256)	2,425,256	(446,545)

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain (loss) on:
Investments	(802)	—	4,229,237	4,056,599
Futures contracts	3,411,692	3,136,314	—	2,406,388
Distributions of capital gains from underlying investment companies	—	—	4,672	—
Net change in unrealized appreciation (depreciation) on:
Investments	—	—	(453,933)	—
Futures contracts	(409,622)	(2,759,749)	—	1,499,723
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	3,001,268	376,565	3,779,976	7,962,710

Net Increase (Decrease) in Net Assets Resulting From Operations	$2,573,145	$(276,691)	$6,205,232	$7,516,165

See accompanying notes to financial statements.

Toews Funds
Statements of Changes in Net Assets

	Toews Hedged Growth Allocation
	Fund

	Year Ended	Year Ended
	April 30, 2017	April 30, 2016
Operations:
Net investment income (loss)	$13,364	$(175,331)
Net realized gain (loss) on investments and futures contracts	796,553	(1,781,021)
Net change in unrealized (depreciation) on investments and futures contracts	(191,985)	(86,479)
Net increase (decrease) in net assets resulting from operations	617,932	(2,042,831)

Distributions to Shareholders:
From net realized gains	—	(345,563)
Total Dividends and Distributions to Shareholders	—	(345,563)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold	9,487,634	10,707,982
Reinvestment of dividends and distributions	—	318,199
Cost of shares redeemed	(10,893,821)	(14,752,169)
Net decrease in net assets from share transactions of beneficial interest	(1,406,187)	(3,725,988)

Total Decrease in Net Assets	(788,255)	(6,114,382)

Net Assets:
Beginning of year	22,473,195	28,587,577
End of year *	$21,684,940	$22,473,195
* Includes accumulated net investment loss at end of year	$—	$(36,687)

Share Activity:
Shares Sold	998,530	1,092,498
Shares Reinvested	—	33,180
Shares Redeemed	(1,153,013)	(1,491,167)
Net decrease in shares of beneficial interest outstanding	(154,483)	(365,489)

See accompanying notes to financial statements.

Toews Funds
Statements of Changes in Net Assets (Continued)

	Toews Tactical Income		Toews Hedged Core W
	Fund		Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2017	April 30, 2016	April 30, 2017	April 30, 2016
Operations:
Net investment income (loss)	$15,824,200	$2,332,388	$(492,111)	$(954,635)
Net realized gain (loss) on investments and futures contracts	22,838,922	(1,483,003)	(1,302,897)	863,642
Distributions of capital gains from underlying investment companies	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(8,744,475)	10,519,621	596,846	(3,657,532)
Net increase (decrease) in net assets resulting from operations	29,918,647	11,369,006	(1,198,162)	(3,748,525)

Distributions to Shareholders:
From net realized gains	(1,605,313)	—	—	—
From net investment income	(16,638,905)	(2,268,954)	—	—
Total Dividends and Distributions to Shareholders	(18,244,218)	(2,268,954)	—	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold	285,227,880	203,788,974	11,727,360	23,999,316
Reinvestment of dividends and distributions	17,755,489	2,147,469	—	—
Cost of shares redeemed	(107,489,145)	(109,586,831)	(36,575,705)	(35,864,310)
Net increase (decrease) in net assets from share transactions of beneficial interest	195,494,224	96,349,612	(24,848,345)	(11,864,994)

Total Increase (Decrease) in Net Assets	207,168,653	105,449,664	(26,046,507)	(15,613,519)

Net Assets:
Beginning of year	333,557,654	228,107,990	73,073,578	88,687,097
End of year *	$540,726,307	$333,557,654	$47,027,071	$73,073,578
* Includes accumulated net investment income (loss) at end of year	$115,698	$930,403	$(111,868)	$(281,626)

Share Activity:
Shares Sold	25,419,990	19,190,570	1,444,802	2,829,115
Shares Reinvested	1,582,069	200,805	—	—
Shares Redeemed	(9,582,708)	(10,288,906)	(4,512,173)	(4,262,736)
Net increase (decrease) in shares of beneficial interest outstanding	17,419,351	9,102,469	(3,067,371)	(1,433,621)

See accompanying notes to financial statements.

Toews Funds
Statements of Changes in Net Assets (Continued)

	Toews Hedged Core L		Toews Hedged Core S
	Fund		Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2017	April 30, 2016	April 30, 2017	April 30, 2016
Operations:
Net investment loss	$(428,123)	$(845,201)	$(653,256)	$(1,198,341)
Net realized gain (loss) on investments and futures contracts	3,410,890	(10,382,003)	3,136,314	(17,223,127)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(409,622)	(1,104,697)	(2,759,749)	2,932,159
Net increase (decrease) in net assets resulting from operations	2,573,145	(12,331,901)	(276,691)	(15,489,309)

Distributions to Shareholders:
From net realized gains	—	(1,860,962)	—	(735,837)
Total Dividends and Distributions to Shareholders	—	(1,860,962)	—	(735,837)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold	10,777,920	20,964,356	18,198,336	33,346,300
Reinvestment of dividends and distributions	—	1,804,609	—	719,107
Cost of shares redeemed	(30,704,770)	(35,098,583)	(44,593,808)	(44,770,058)
Net decrease in net assets from share transactions of beneficial interest	(19,926,850)	(12,329,618)	(26,395,472)	(10,704,651)

Total Decrease in Net Assets	(17,353,705)	(26,522,481)	(26,672,163)	(26,929,797)

Net Assets:
Beginning of year	58,185,333	84,707,814	88,577,337	115,507,134
End of year *	$40,831,628	$58,185,333	$61,905,174	$88,577,337
* Includes accumulated net investment loss at end of year	$(97,619)	$(229,462)	$(148,672)	$(329,058)

Share Activity:
Shares Sold	1,160,255	2,067,415	2,002,124	3,399,028
Shares Reinvested	—	185,659	—	75,142
Shares Redeemed	(3,297,062)	(3,538,666)	(4,909,153)	(4,605,481)
Net decrease in shares of beneficial interest outstanding	(2,136,807)	(1,285,592)	(2,907,029)	(1,131,311)

See accompanying notes to financial statements.

Toews Funds
Statements of Changes in Net Assets (Continued)

	Toews Unconstrained		Toews Tactical Defensive
	Income Fund		Alpha Fund ǂ

	Year Ended	Year Ended	Year Ended	Period Ended
	April 30, 2017	April 30, 2016	April 30, 2017	April 30, 2016
Operations:
Net investment income (loss)	$2,425,256	$986,979	$(446,545)	$(22,032)
Net realized gain (loss) on investments and futures contracts	4,229,237	(1,328,868)	6,462,987	1,428,679
Distributions of capital gains from underlying investment companies	4,672	24,936	—	—
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(453,933)	1,853,272	1,499,723	977,633
Net increase in net assets resulting from operations	6,205,232	1,536,319	7,516,165	2,384,280

Distributions to Shareholders:
From net realized gains	(101,864)	—	(2,716,370)	—
From net investment income	(2,402,491)	(1,001,301)	—	—
Total Dividends and Distributions to Shareholders	(2,504,355)	(1,001,301)	(2,716,370)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold	59,575,111	49,336,407	74,513,843	38,771,074
Reinvestment of dividends and distributions	2,402,220	946,076	2,675,101	—
Cost of shares redeemed	(49,000,301)	(45,258,050)	(22,032,039)	(2,395,784)
Net increase in net assets from share transactions of beneficial interest	12,977,030	5,024,433	55,156,905	36,375,290

Total Increase in Net Assets	16,677,907	5,559,451	59,956,700	38,759,570

Net Assets:
Beginning of year	92,397,974	86,838,523	38,759,570	—
End of year *	$109,075,881	$92,397,974	$98,716,270	$38,759,570
* Includes accumulated net investment income (loss) at end of year	$22,765	$—	$—	$—

Share Activity:
Shares Sold	5,806,250	4,988,145	6,657,011	3,755,149
Shares Reinvested	233,001	95,118	241,872	—
Shares Redeemed	(4,751,872)	(4,577,272)	(1,955,225)	(231,746)
Net increase in shares of beneficial interest outstanding	1,287,379	505,991	4,943,658	3,523,403

ǂ	Toews Tactical Defensive Alpha Fund commenced operations January 7, 2016.

See accompanying notes to financial statements.

Toews Hedged Growth Allocation Fund
Financial Highlights

Selected data based on a share outstanding throughout each year.

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013

Net asset value, beginning of year	$9.62	$10.58	$10.55	$9.66	$8.50
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)	0.01	(0.07)	(0.03)	0.00	0.03
Net realized and unrealized gain (loss) on investments	0.31	(0.74)	0.19	0.99	1.13
Total from investment operations	0.32	(0.81)	0.16	0.99	1.16
LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.03)	—
From net realized gains on investments	—	(0.15)	(0.13)	(0.07)	—
Total distributions	—	(0.15)	(0.13)	(0.10)	—
Net asset value, end of year	$9.94	$9.62	$10.58	$10.55	$9.66
Total return (b)	3.33%	(7.70)%	1.50%	10.17%	13.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$21,685	$22,473	$28,588	$29,945	$25,817
Ratios to average net assets
Expenses, net of reimbursement (c)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, before reimbursement (c)	1.57%	1.55%	1.41%	1.45%	1.65%
Net investment income (loss), net of reimbursement (c,d)	0.06%	(0.73)%	(0.25)%	0.00%	0.35%
Net investment income (loss), before reimbursement (c,d)	(0.25)%	(1.03)%	(0.41)%	(0.20)%	0.00%
Portfolio turnover rate	163%	234%	409%	193%	147%

(a)	Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Toews Tactical Income Fund
Financial Highlights

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013

Net asset value, beginning of year	$11.01	$10.76	$10.92	$11.05	$10.60
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.41	0.10	0.28	0.44	0.59
Net realized and unrealized gain (loss) on investments	0.44	0.24	(0.17)	0.16	0.50
Total from investment operations	0.85	0.34	0.11	0.60	1.09
LESS DISTRIBUTIONS:
From net investment income	(0.49)	(0.09)	(0.25)	(0.48)	(0.55)
From net realized gains on investments	(0.04)	—	(0.02)	(0.25)	(0.09)
Total distributions	(0.53)	(0.09)	(0.27)	(0.73)	(0.64)
Net asset value, end of year	$11.33	$11.01	$10.76	$10.92	$11.05
Total return (b)	7.28%	3.23%	1.05%	5.60%	9.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$540,726	$333,558	$228,108	$122,708	$83,150
Ratios to average net assets
Expenses, net of reimbursement/recapture (c)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, before reimbursement/recapture (c)	1.20%	1.28%	1.29%	1.39%	1.44%
Net investment income, net of reimbursement/recapture (c,d)	3.64%	0.93%	2.55%	3.98%	5.07%
Net investment income, before reimbursement/recapture (c,d)	3.70%	0.90%	2.51%	3.84%	4.88%
Portfolio turnover rate	355%	739%	797%	302%	232%

(a)	Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the year

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Adviser not absorbed or recaptured a portion of the expenses, total returns would have been lower or higher, respectively.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invest

See accompanying notes to financial statements.

Toews Hedged Core W Fund
Financial Highlights

Selected data based on a share outstanding throughout each year.

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013

Net asset value, beginning of year	$8.59	$8.92	$8.99	$9.08	$7.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)	(0.07)	(0.10)	(0.10)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments	0.12	(0.23)	0.03	0.09	1.45
Total from investment operations	0.05	(0.33)	(0.07)	(0.01)	1.36
LESS DISTRIBUTIONS:
From net realized gains on investments	—	—	—	(0.04)	—
From return of capital	—	—	—	(0.04)	—
Total distributions	—	—	—	(0.08)	—
Net asset value, end of year	$8.64	$8.59	$8.92	$8.99	$9.08
Total return (b)	0.58%	(3.70)%	(0.78)%	(0.17)%	17.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$47,027	$73,074	$88,687	$78,384	$46,869
Ratios to average net assets
Expenses, net of reimbursement (c)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, before reimbursement (c)	1.38%	1.42%	1.42%	1.44%	1.57%
Net investment loss, net of reimbursement (c,d)	(0.88)%	(1.16)%	(1.09)%	(1.16)%	(1.15)%
Net investment loss, before reimbursement (c,d)	(1.01)%	(1.33)%	(1.25)%	(1.35)%	(1.48)%
Portfolio turnover rate	11%	27%	15%	0%	140%

(a)	Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the year

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund

See accompanying notes to financial statements.

Toews Hedged Core L Fund
Financial Highlights

Selected data based on a share outstanding throughout each year.

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013

Net asset value, beginning of year	$9.33	$11.26	$11.42	$11.00	$9.88
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)	(0.08)	(0.12)	(0.13)	(0.14)	(0.12)
Net realized and unrealized gain (loss) on investments	0.71	(1.54)	0.92	2.10	1.24
Total from investment operations	0.63	(1.66)	0.79	1.96	1.12
LESS DISTRIBUTIONS:
From net realized gains on investments	—	(0.27)	(0.95)	(1.54)	—
Total distributions	—	(0.27)	(0.95)	(1.54)	—
Net asset value, end of year	$9.96	$9.33	$11.26	$11.42	$11.00
Total return (b)	6.75%	(14.84)%	6.78%	17.82%	11.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$40,832	$58,185	$84,708	$83,871	$43,057
Ratios to average net assets
Expenses, net of reimbursement (c)	1.22%	1.25%	1.25%	1.25%	1.25%
Expenses, before reimbursement (c)	1.32%	1.48%	1.41%	1.41%	1.56%
Net investment loss, net of reimbursement (c,d)	(0.88)%	(1.16)%	(1.09)%	(1.16)%	(1.15)%
Net investment loss, before reimbursement (c,d)	(0.95)%	(1.39)%	(1.25)%	(1.32)%	(1.46)%
Portfolio turnover rate	0%	27%	18%	18%	84%

(a)	Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund

See accompanying notes to financial statements.

Toews Hedged Core S Fund
Financial Highlights

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013

Net asset value, beginning of year	$9.25	$10.79	$11.12	$10.65	$9.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)	(0.08)	(0.12)	(0.12)	(0.13)	(0.11)
Net realized and unrealized gain (loss) on investments	0.12	(1.35)	0.13	2.06	1.24
Total from investment operations	0.04	(1.47)	0.01	1.93	1.13
LESS DISTRIBUTIONS:
From net realized gains on investments	—	(0.07)	(0.34)	(1.46)	—
Total distributions	—	(0.07)	(0.34)	(1.46)	—
Net asset value, end of year	$9.29	$9.25	$10.79	$11.12	$10.65
Total return (b)	0.43%	(13.62)%	0.07%	18.05%	11.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$61,905	$88,577	$115,507	$107,933	$62,835
Ratios to average net assets
Expenses, net of reimbursement (c)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, before reimbursement (c)	1.28%	1.40%	1.35%	1.41%	1.49%
Net investment loss, net of reimbursement (c,d)	(0.88)%	(1.17)%	(1.10)%	(1.16)%	(1.16)%
Net investment loss, before reimbursement (c,d)	(0.92)%	(1.32)%	(1.20)%	(1.31)%	(1.40)%
Portfolio turnover rate	13%	18%	18%	0%	89%

(a)	Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the year

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invest

See accompanying notes to financial statements.

Toews Unconstrained Income Fund
Financial Highlights

Selected data based on a share outstanding throughout each year/period

	For the Year	For the Year	For the Year	For the Period
	ended	ended	ended	ended
	April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014*

Net asset value, beginning of year/period	$10.10	$10.04	$10.15	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.23	0.11	0.19	0.22
Net realized and unrealized gain (loss) on investments	0.39	0.06	(0.06)	0.20
Total from investment operations	0.62	0.17	0.13	0.42
LESS DISTRIBUTIONS:
From net investment income	(0.26)	(0.11)	(0.18)	(0.25)
From net realized gains on investments	(0.01)	—	(0.06)	(0.02)
Total distributions	(0.27)	(0.11)	(0.24)	(0.27)
Net asset value, end of year/period	$10.45	$10.10	$10.04	$10.15
Total return (b)	5.90%	1.72%	1.44%	4.08	% (f)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$109,076	$92,398	$86,839	$61,389
Ratios to average net assets
Expenses, net of reimbursement (c)	1.25%	1.25%	1.25%	1.25	% (e)
Expenses, before reimbursement (c)	1.27%	1.37%	1.37%	1.44	% (e)
Net investment income, net of reimbursement (c,d)	2.25%	1.13%	1.84%	3.30	% (e)
Net investment income, before reimbursement (c,d)	2.23%	1.01%	1.73%	3.12	% (e)
Portfolio turnover rate	496%	496%	632%	221	% (f)

*	The Fund commenced operations on August 28, 2013.

(a)	Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the year/period.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized for periods of less than one year.

(f)	Not annualized.

See accompanying notes to financial statements.

Toews Tactical Defensive Alpha Fund
Financial Highlights

Selected data based on a share outstanding throughout each year/period

	For the Year	For the Period
	ended	ended
	April 30, 2017	April 30, 2016*

Net asset value, beginning of period	$11.00	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)	(0.07)	(0.01)
Net realized and unrealized gain on investments	1.09	1.01
Total from investment operations	1.02	1.00
LESS DISTRIBUTIONS:
From net realized gains on investments	(0.36)	—
Total distributions	(0.36)	—
Net asset value, end of period	$11.66	$11.00
Total return (b)	9.49%	10.00	% (f)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$98,716	$38,760
Ratios to average net assets
Expenses, net of reimbursement (c)	1.25%	1.25	% (e)
Expenses, before reimbursement (c)	1.27%	1.83	% (e)
Net investment loss, net of reimbursement (c,d)	(0.61)%	(0.28	)% (e)
Net investment loss, before reimbursement (c,d)	(0.63)%	(0.86	)% (e)
Portfolio turnover rate	1741%	385	% (f)

*	The Fund commenced operations on January 7, 2016.

(a)	Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized for periods of less than one year.

(f)	Not annualized.

See accompanying notes to financial statements.

Toews Funds
Notes to Financial Statements
April 30, 2017

NOTE 1.	ORGANIZATION

The Toews Hedged Growth Allocation Fund (the “Growth Allocation Fund”), Toews Tactical Income Fund (the “Tactical Income Fund”) (formerly Toews Hedged High Yield Bond Fund), Toews Hedged Core W Fund (the “Core W Fund”), Toews Hedged Core L Fund (the “Core L Fund”), Toews Hedged Core S Fund (the “Core S Fund”), Toews Unconstrained Income Fund (the “Unconstrained Income Fund”), and Toews Tactical Defensive Alpha Fund (the “Tactical Defensive Alpha Fund”) (each a “Fund,” collectively the “Funds”), are each a series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tactical Defensive Alpha Fund and Unconstrained Income Fund are each a non-diversified fund. The Growth Allocation Fund, Tactical Income Fund, Core W Fund, Core L Fund and Core S Fund are each a diversified fund.

The primary investment objective of each Fund is as follows:

Fund	Primary Objective
Growth Allocation Fund	Long Term Growth of Capital
Tactical Income Fund	High Level of Current Income
Core W Fund	Long Term Growth of Capital
Core L Fund	Long Term Growth of Capital
Core S Fund	Long Term Growth of Capital
Unconstrained Income Fund	Income and Long -Term Growth of Capital
Tactical Defensive Alpha Fund	Long Term Growth of Capital

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term investments that mature in 60 days or less may be valued at amortized cost.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings, and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2017

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “Significant Event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end investment companies.

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2017

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Funds’ prospectus for a full listing of risks associated with these investments. The following tables summarize the inputs used as of April 30, 2017 for the Funds’ assets and liabilities measured at fair value:

Growth Allocation Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds*	$4,295,443	$—	$—	$4,295,443
Variable Rate Bonds & Notes*	—	1,185,000	—	1,185,000
Municipal Bonds*	—	4,010,000	—	4,010,000
Total	$4,295,443	$5,195,000	$—	$9,490,443
Asset Derivatives
Futures Contracts**	$450,621	$—	$—	$450,621
Total	$450,621	$—	$—	$450,621

Tactical Income Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds*	$384,634,644	$—	$—	$384,634,644
Exchange Traded Funds*	148,806,570	—	—	148,806,570
Mortgage Notes	—	—	504,222	504,222
Total	$533,441,214	$—	$504,222	$533,945,436

Core W Fund

Assets	Level 1	Level 2	Level 3	Total
Variable Rate Bonds & Notes*	$—	$2,859,000	$—	$2,859,000
Municipal Bonds*	—	11,861,000	—	11,861,000
Total	$—	$14,720,000	$—	$14,720,000
Asset Derivatives
Futures Contracts**	$2,107,431	$—	$—	$2,107,431
Total	$2,107,431	$—	$—	$2,107,431

Core L Fund

Assets	Level 1	Level 2	Level 3	Total
Variable Rate Bonds & Notes*	$—	$3,653,450	$—	$3,653,450
Municipal Bonds*	—	10,045,000	—	10,045,000
Total	$—	$13,698,450	$—	$13,698,450
Asset Derivatives
Futures Contracts**	$511,188	$—	$—	$511,188
Total	$511,188	$—	$—	$511,188

Core S Fund

Assets	Level 1	Level 2	Level 3	Total
Variable Rate Bonds& Notes*	$—	$4,058,000	$—	$4,058,000
Municipal Bonds*	—	17,597,000	—	17,597,000
Total	$—	$21,655,000	$—	$21,655,000
Asset Derivatives
Futures Contracts**	$1,192,116	$—	$—	$1,192,116
Total	$1,192,116	$—	$—	$1,192,116

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2017

Unconstrained Income Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds*	$47,814,688	$—	$—	$47,814,688
Exchange Traded Funds*	55,266,880	—	—	55,266,880
Mortgage Notes	—	—	5,448,968	5,448,968
Total	$103,081,568	$—	$5,448,968	$108,530,536

Tactical Defensive Alpha Fund

Asset Derivatives
Futures Contracts**	$2,477,356	$—	$—	$2,477,356
Total	$2,477,356	$—	$—	$2,477,356

*	Please refer to the Portfolio of Investments for industry classifications.

**	Represents cumulative unrealized gain (loss) at April 30, 2017.

There were no transfers into or out of Level 1, Level 2 or Level 3 during the current period presented. No Fund held Level 3 securities during the year except the Tactical Income Fund and the Unconstrained Income Fund. It is the Funds’ policy to record transfers into or out of any Level at the end of the period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Tactical Income	Unconstrained
	Fund	Income Fund
	Mortgage Notes	Mortgage Notes
Beginning balance	$775,980	$6,582,412
Cost of purchases	—	349,380
Change in unrealized depreciation	—	(82,824)
Total realized gain (loss)	—	—
Reinvestment of dividends	—	—
Proceeds from sales of investments	(271,758)	(1,400,000)
Net Transfers in/out of level 3	—	—
Ending balance	$504,222	$5,448,968

The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at April 30, 2017 was $0 and $82,824 for Tactical Income Fund and Unconstrained Income Fund, respectively.

The unobservable inputs used in the fair value measurement of the reporting entity’s Level 3 Mortgage Note Investments are the investment’s interest payments, which are evaluated to determine that payments continue to be received in a timely fashion. Cost approximates fair value and the following factors are evaluated: the credit and interest rate risk of the issuer, lease terms, tenant quality and collateral type and value. Significant changes in these inputs could result in a significantly lower fair value measurement.

Exchange Traded Funds (“ETFs”) – The Funds may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. There are risks of owning the underlying securities the ETFs are designed to track, and the lack of liquidity of an ETF may result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk – ETFs, mutual funds and ETNs are subject to investment advisory fees or management fees and other expenses, which are indirectly paid by each Fund. Each are subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which may magnify losses. ETNs are also subject to default risks.

Mortgage Notes – The Funds may invest in various tranches of private, short-term mortgage notes. As of April 30, 2017, the mortgage note investments held represented first lien interests on properties in New York City, New York, and entitle the Funds to receive returns that are typically greater than traditional fixed income investments. The Funds may purchase these Notes to gain a higher

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2017

yield than traditional debt obligations. Based on the nature of these short term mortgage notes, the valuation committee meets periodically and reviews each investment in order to determine their value. The valuation committee will review property appraisals, loan-to-value ratios, projected cash flows, payment history, and other mortgage data specific to the region each of the properties are located in to determine the fair market value of the investments. The mortgage notes are thinly traded and for this reason are valued using the Trust’s fair value policies and procedures as established by the valuation committee. For this reason, and based on the nature of the inputs, the mortgage notes have been determined to be Level 3 investments. The mortgage note investments are subject to credit and interest rate risk of the issuer, other risks include the underlying collateral associated with the mortgage notes. The Aristone Realty Capital 24% note due 9/1/16 defaulted on 10/15/15 and was marked down from 100% of par to 89% of par value. Full principal repayment is expected on the note with a partial repayment of interest in arrears. The Aristone Realty Capital 12% note due 4/3/17 defaulted on 4/4/17 and was marked down from 100% of par to 99% of par. Either a payoff on August 31, 2017 or a deed-in-lieu of foreclosure is anticipated. The Aristone Realty Capital 12.50% note due 5/19/17 defaulted on 5/20/17. A partial if not full paydown is scheduled to occur on or about June 2017.

Futures – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. To manage equity price risk, the Funds may enter into futures contracts. Upon entering into a futures contract with a broker, the Funds are required to deposit in a segregated account a specified amount of cash or U.S. government securities which are classified as deposit with broker in the accompanying Statements of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in the “net unrealized appreciation from future contracts” account. Periodically, the Funds receive from or pay to the brokers a specified amount of cash based upon changes in the “net unrealized appreciation from open future contracts” account. When a contract is closed, the Funds recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Funds’ portfolio of investments.

The notional value represents amounts related to each Fund’s futures contracts upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of the Funds’ futures contracts. Further, the underlying price changes in relation to variables specified by the notional values, affects the fair value of these derivative financial instruments. Theoretically, each Fund’s exposure is equal to the notional value of contracts held. Each Fund’s obligations will generally equal only the amount to be paid or received through a futures contract.

The notional value of the derivative instruments outstanding as of April 30, 2017 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity.

As of and for the year ended April 30, 2017, the amount of unrealized appreciation (depreciation) and realized gain (loss) on futures contracts subject to equity price risk amounted to the following:

	Statements of Assets	Statements of
	and Liabilities Net	Operations	Statements of
	Unrealized Appreciation	Change in Unrealized	Operations Realized
	(Depreciation) on	Depreciation on	Gain (Loss) on
	Investments and Futures	Investments and	Investments and
Fund	Contracts*	Future Contracts	Future Contracts
Growth Allocation Fund	$450,621	$(47,675)	$505,920
Core W Fund	2,107,431	596,846	(1,302,897)
Core L Fund	511,188	(409,622)	3,411,692
Core S Fund	1,192,116	(2,759,749)	3,136,314
Tactical Defensive Alpha Fund	2,477,356	1,499,723	2,406,388

Such figures can be found on the Statements of Assets & Liabilities and Statements of Operations.

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2017

*	Cumulative unrealized gain (loss) on futures contracts.

Offsetting of Financial Assets and Derivative Assets and Liabilities – The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following tables show additional information regarding derivatives and the offsetting of assets and liabilities at April 30, 2017.

Growth Allocation Fund

				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/(Received)	Net Amount
Futures contracts	$450,621	$—	$450,621	$—	$1,048,134	$1,498,755
Total	$450,621	$—	$450,621	$—	$1,048,134	$1,498,755

Core W Fund

				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/(Received)	Net Amount
Futures contracts	$2,107,431	$—	$2,107,431	$—	$2,219,376	$4,326,807
Total	$2,107,431	$—	$2,107,431	$—	$2,219,376	$4,326,807

Core L Fund

				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/(Received)	Net Amount
Futures contracts	$511,188	$—	$511,188	$—	$2,899,129	$3,410,317
Total	$511,188	$—	$511,188	$—	$2,899,129	$3,410,317

Core S Fund

				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/(Received)	Net Amount
Futures contracts	$1,192,116	$—	$1,192,116	$—	$4,148,105	$5,340,221
Total	$1,192,116	$—	$1,192,116	$—	$4,148,105	$5,340,221

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2017

Tactical Defensive Alpha Fund

				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/(Received)	Net Amount
Futures contracts	$2,477,356	$—	$2,477,356	$—	$5,661,363	$8,138,719
Total	$2,477,356	$—	$2,477,356	$—	$5,661,363	$8,138,719

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of each Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Funds place deposits only with those counterparties which are believed to be creditworthy.

Security Transactions and Investment Income – Investment security transactions are accounted for no later than the first business day after the trade date, except for reporting purposes when transactions are recorded on the trade date. Cost is determined and gains and losses are calculated based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years for the Growth Allocation Fund, Tactical Income Fund, Core W Fund, Core L Fund, Core S Fund and Unconstrained Income Fund (2014-2016), and 2016 for the Tactical Defensive Alpha Fund, or expected to be taken in the Funds’ 2017 tax returns. The Funds identify their major tax jurisdictions as United States Federal, and Nebraska. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Dividends and Distributions – Each of the Funds, except the Tactical Income Fund, will pay dividends from net investment income, if any, at least annually and will declare and pay distributions from net realized capital gains, if any, annually. The Tactical Income Fund pays dividends from net investment income, if any, monthly, and pay distributions from net realized capital gains, if any, annually. The amounts of distributions from net investment income and capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under GAAP. To the extent these book/tax differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arises. All short-term capital gains are included in ordinary income for tax purposes.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2017

representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

NOTE 3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Trust has entered into an investment advisory agreement with Toews Corporation (the “Adviser”) with respect to the Funds. The Adviser has overall supervisory responsibility for the general management and investment of the Funds and their securities portfolios. The Adviser receives a monthly fee payable by the Funds calculated at an annual rate of 1.00% of the average daily net assets of each of the Growth Allocation Fund, Tactical Income Fund, Core W Fund, Core L Fund, Core S Fund, Unconstrained Income Fund and Tactical Defensive Alpha Fund.

The Adviser has contractually agreed to waive its management fees and/or make payments to limit each Fund’s expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses), fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser) at least until August 31, 2017, so that the total annual operating expenses of the Funds do not exceed 1.25% of the Funds’ average net assets. For the year ended April 30, 2017, the Adviser earned and waived and/or reimbursed the following fees:

Fund	Fees Earned	Fees Waived
Growth Allocation Fund	$208,955	$66,323
Tactical Income Fund	4,353,023	—
Core W Fund	560,543	72,455
Core L Fund	489,770	36,590
Core S Fund	741,401	25,538
Unconstrained Income Fund	1,079,453	21,954
Tactical Defensive Alpha Fund	729,604	15,558

Fees waived or expenses reimbursed may be recouped by the Adviser from the Funds for a period up to three years from the date the fee or expense was waived or reimbursed. However, no recoupment payment will be made if it would result in the Funds exceeding the contractual expense limitation described above. The following table shows the remaining waived expenses subject to potential recovery which expire in:

Fund	April 30, 2018	April 30, 2019	April 30, 2020	Total
Growth Allocation Fund	$51,506	$72,109	$66,323	$189,938
Core W Fund	140,617	137,549	72,455	350,621
Core L Fund	145,360	165,481	36,590	347,431
Core S Fund	121,747	157,630	25,538	304,915
Unconstrained Income Fund	91,987	109,281	21,954	223,222
Tactical Defensive Alpha Fund	—	42,155	15,558	57,713

The Advisor recouped $273,814 of expenses waived in prior years from Tactical Income Fund for the year ended April 30, 2017.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). For the year ended April 30, 2017, the Funds did not pay distribution-related charges to the Distributor.

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2017

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

NOTE 4.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sales of securities, other than short-term securities, for the year ended April 30, 2017, amounted to the following:

Fund	Purchases	Sales
Growth Allocation Fund	$15,156,001	$16,514,936
Tactical Income Fund	1,510,330,130	1,322,843,932
Core W Fund	2,025,313	6,414,644
Core L Fund	—	7,798,066
Core S Fund	3,100,470	13,373,049
Unconstrained Income Fund	511,052,706	498,426,157
Tactical Defensive Alpha Fund	185,621,703	189,652,045

NOTE 5.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Tactical Income Fund currently invests a portion of their assets in BlackRock High Yield Portfolio - Institutional Class (“BlackRock”) and PIMCO High Yield Fund - Institutional Class (“PIMCO”). The Tactical Income Fund may redeem its investment from BlackRock or PIMCO at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Tactical Income Fund may be directly affected by the performance of BlackRock or PIMCO. The financial statements of the BlackRock and PIMCO, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of April 30, 2017, the percentage of the Tactical Income Fund’s net assets invested in BlackRock and PIMCO was 27.8% and 22.4%, respectively.

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2017

NOTE 6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the periods ended April 30, 2017 and April 30, 2016 was as follows:

For the period ended April 30, 2017:
	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Toews Hedged Growth Allocation Fund	$—	$—	$—	$—
Toews Tactical Income Fund	18,244,218	—	—	18,244,218
Toews Hedged Core W Fund	—	—	—	—
Toews Hedged Core L Fund	—	—	—	—
Toews Hedged Core S Fund	—	—	—	—
Toews Unconstrained Fixed Income Fund	2,504,355	—	—	2,504,355
Toews Tactical Defensive Alpha Fund	1,888,190	828,180	—	2,716,370

For the period ended April 30, 2016:
	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Toews Hedged Growth Allocation Fund	$37,143	$308,274	$146	$345,563
Toews Tactical Income Fund	2,268,954	—	—	2,268,954
Toews Hedged Core W Fund	—	—	—	—
Toews Hedged Core L Fund	573,504	1,287,458	—	1,860,962
Toews Hedged Core S Fund	—	735,837	—	735,837
Toews Unconstrained Fixed Income Fund	986,979	—	14,322	1,001,301
Toews Tactical Defensive Alpha Fund	—	—	—	—

As of April 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Toews Hedged Growth Allocation Fund	$—	$—	$—	$(1,254,064)	$—	$25,064	$(1,229,000)
Toews Tactical Income Fund	17,398,999	—	—	—	—	2,900,684	20,299,683
Toews Hedged Core W Fund	—	—	(111,868)	(5,265,079)	—	—	(5,376,947)
Toews Hedged Core L Fund	—	—	(97,619)	(8,485,432)	—	—	(8,583,051)
Toews Hedged Core S Fund	—	—	(148,672)	(13,914,403)	—	—	(14,063,075)
Toews Unconstrained Fixed Income Fund	1,693,188	314,425	—	—	—	1,912,167	3,919,780
Toews Tactical Defensive Alpha Fund	4,845,898	2,345,388	—	—	—	—	7,191,286

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on open futures contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2017

Late Year
Portfolio	Losses
Toews Hedged Growth Allocation Fund	$—
Toews Tactical Income Fund	—
Toews Hedged Core W Fund	111,868
Toews Hedged Core L Fund	97,619
Toews Hedged Core S Fund	148,672
Toews Unconstrained Fixed Income Fund	—
Toews Tactical Defensive Alpha Fund	—

At April 30, 2017, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Portfolio	Short-Term	Long-Term	Total
Toews Hedged Growth Allocation Fund	$367,282	$886,782	$1,254,064
Toews Tactical Income Fund	—	—	—
Toews Hedged Core W Fund	2,106,032	3,159,047	5,265,079
Toews Hedged Core L Fund	3,394,655	5,090,777	8,485,432
Toews Hedged Core S Fund	5,565,760	8,348,643	13,914,403
Toews Unconstrained Fixed Income Fund	—	—	—
Toews Tactical Defensive Alpha Fund	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax treatment of net operating losses and short-term capital gains, resulted in reclassifications for the tax year ended April 30, 2017 for the Funds as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Net Realized
Portfolio	Capital	Income (Loss)	Gains (Loss)
Toews Hedged Growth Allocation Fund	$(23,323)	$23,323	$—
Toews Tactical Income Fund	—	—	—
Toews Hedged Core W Fund	(661,869)	661,869	—
Toews Hedged Core L Fund	(559,966)	559,966	—
Toews Hedged Core S Fund	(833,642)	833,642	—
Toews Unconstrained Fixed Income Fund	—	—	—
Toews Tactical Defensive Alpha Fund	—	446,545	(446,545)

NOTE 7.	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2017

time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

NOTE 8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements except the following.

On May 22, 2017, the Aristone Realty Capital, 12.50%, due 5/19/17 note went into default. The Unconstrained Income Fund expects to receive the principal in full. Please see Note 2 for valuation considerations related to the mortgage notes in default.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Toews Hedged Growth Allocation Fund, Toews Tactical Income Fund, Toews

Hedged Core W Fund, Toews Hedged Core L Fund, and Toews Hedged Core S Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Toews Hedged Growth Allocation Fund, Toews Tactical Income Fund (formerly Toews Hedged High Yield Bond Fund), Toews Hedged Core W Fund, Toews Hedged Core L Fund, and Toews Hedged Core S Fund (collectively the Funds), each a separate series of Northern Lights Fund Trust, as of April 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Toews Hedged Growth Allocation Fund, Toews Tactical Income Fund, Toews Hedged Core W Fund, Toews Hedged Core L Fund, and Toews Hedged Core S Fund as of April 30, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado

June 29, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Toews Unconstrained Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Toews Unconstrained Income Fund (the Fund), a series of the Northern Lights Fund Trust, as of April 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 28, 2013 (commencement of operations) through April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Toews Unconstrained Income Fund as of April 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 28, 2013 (commencement of operations) through April 30, 2014 in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado

June 29, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Toews Tactical Defensive Alpha Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Toews Tactical Defensive Alpha Fund (the Fund), a series of the Northern Lights Fund Trust, as of April 30, 2017, and the related statement of operations for the year then ended, statement of changes in net assets and the financial highlights for the year then ended and for the period from January 7, 2016 (commencement of operations) through April 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Toews Tactical Defensive Alpha Fund as of April 30, 2017, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from January 7, 2016 (commencement of operations) through April 30, 2016 in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado

June 29, 2017

Toews Funds
Shareholder Expense Example (Unaudited)

As a shareholder of the Funds you incur ongoing costs, including management fees and other Fund expenses. Additionally, you may incur transactional costs in the form of redemption fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on $1,000 invested on November 1, 2016 and held April 30, 2017.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses	Fund’s
	Account Value	Account Value	Paid During	Account Value	Account Value	Paid During	Annualized
	11/1/16	4/30/17	Period*	11/1/16	4/30/17	Period*	Expense
							Ratio
Growth Allocation Fund	$1,000.00	$1,062.00	$ 6.39	$1,000.00	$1,018.60	$ 6.26	1.25%
Tactical Income Fund	$1,000.00	$1,028.60	$ 6.29	$1,000.00	$1,018.60	$ 6.26	1.25%
Core W Fund	$1,000.00	$1,086.80	$ 6.47	$1,000.00	$1,018.60	$ 6.26	1.25%
Core L Fund	$1,000.00	$1,087.30	$ 6.47	$1,000.00	$1,018.60	$ 6.26	1.25%
Core S Fund	$1,000.00	$1,041.50	$ 6.33	$1,000.00	$1,018.60	$ 6.26	1.25%
Unconstrained Income Fund	$1,000.00	$1,022.70	$ 6.27	$1,000.00	$1,018.60	$ 6.26	1.25%
Tactical Defensive Alpha Fund	$1,000.00	$1,087.00	$ 6.47	$1,000.00	$1,018.60	$ 6.26	1.25%

*	Expenses Paid During Period are equal to the Funds’ annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the number of days in the period ended April 30, 2017).

Toews Funds

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office***	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex**** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	7	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014) previously, Altegris KKR Commitments Fund (2014-2016)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	7	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); Ramius Archview Credit and Distressed Fund (since 2015); previously, Schroder Global Series Trust (2012 to 02-2017) and Altegris KKR Commitments Fund (2014- 2016)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	7	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, AdvisorOne Funds (2004-2013); Greenwich Advisers Trust (2007- 2011); Global Real Estate Fund (2008- 2011); The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	7	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired since 2011. Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	7	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012- 2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	7	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007); previously, Lifetime Achievement Mutual Fund, Inc. (2007-2012)

4/30/17 – NLFT_v5

Toews Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

April 30, 2017

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office***	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex**** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers* 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013*****	President of the Trust (2006-2017); Chief Executive Officer, Gemini Alternative Funds, LLC (2013 – April 2017); Chief Executive Officer, Gemini Hedge Fund Services, LLC (2013 – April 2017); Chief Executive Officer, Gemini Fund Services, LLC (2012 – April 2017); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	7	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since 2017	President, Gemini Fund Services, LLC (since 2012); Treasurer of the Trust (2006-2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2017	Assistant Treasurer of the Trust (2006-2017); Senior Vice President - Fund Administration (2012- Present); Vice President (2004 - 2012), Gemini Fund Services, LLC.	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary** Since 2017	Assistant Secretary of the Trust (2012-2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010- 2013); Junior Paralegal, Gemini Fund Services, LLC (2008- 2010); Legal Assistant, Gemini Fund Services, LLC (2007- 2008).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	Andrew Rogers resigned from his position as President of the Trust effective June 1, 2017.

**	James Ash resigned from his position as Secretary of the Trust effective February 24, 2017.

***	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

****	As of May 31, 2017, the Trust was comprised of 83 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

*****	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, the Trust’s Administrator, Fund Accountant and Transfer Agent.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-558-6397.

4/30/17 – NLFT_v5

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-877-558-6397 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-558-6397.

INVESTMENT ADVISER
Toews Corporation
1750 Zion Road
Suite 201
Northfield, NJ 08225

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $96,000

2016 - $103,500

(b)	Audit-Related Fees

2017 – None

2016 – None

(c)	Tax Fees

2017 – $22,750

2016 – $24,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $22,750

2016 - $24,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 7/10/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 7/10/17

By (Signature and Title)

/s/ Kevin Wolf

Kevin Wolf, Principal Financial Officer/Treasurer

Date 7/10/17